DREW INDUSTRIES INCORPORATED

                              200 MAMARONECK AVENUE
                          WHITE PLAINS, NEW YORK 10601

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 21, 2003

                                   ----------

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DREW INDUSTRIES INCORPORATED (the "Company") will be held at The Crescent Club, 17th Floor, 200 Crescent Court, Dallas, Texas 75201 on May 21, 2003 at 9:00 A.M., for the following purposes:

              (1)    To elect a Board of seven Directors;

              (2) To ratify the selection of KPMG LLP as independent auditors for the Company for the year ending December 31, 2003; and

              (3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

       Holders of record of the Company's Common Stock at the close of business on the 4th day of April, 2003 shall be entitled to vote on all matters to be considered at the meeting or any adjournment or postponement thereof.

       A list of all stockholders entitled to vote at the meeting will be available for inspection for the ten days prior to the meeting at the office of the Company and will be available for inspection at the time of the meeting, at the place thereof.

                                       By Order of the Board of Directors


                                               EDWARD W. ROSE, III
                                       CHAIRMAN OF THE BOARD OF DIRECTORS



Dated: April 10, 2003
       White Plains, N.Y.

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                        NOTICE TO HOLDERS OF COMMON STOCK
             IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN
               AND RETURN THE ENCLOSED PROXY SO THAT YOU WILL BE
                  REPRESENTED. A POST-PAID ENVELOPE IS ENCLOSED
                              FOR YOUR CONVENIENCE.

--------------------------------------------------------------------------------

                          DREW INDUSTRIES INCORPORATED

                              200 MAMARONECK AVENUE
                          WHITE PLAINS, NEW YORK 10601

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

       The accompanying Proxy is solicited by the Board of Directors of Drew Industries Incorporated, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at The Crescent Club, 17th Floor, 200 Crescent Court, Dallas, Texas 75201 on May 21, 2003 at 9:00 A.M., or any adjournment or postponement thereof, at which holders of record of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), at the close of business on April 4, 2003 shall be entitled to vote on all matters considered at the meeting.

       The cost of solicitation by the Company, including postage, printing and handling, and the expenses incurred by brokerage firms, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners will be borne by the Company. The solicitation is to be made primarily by mail, but may be supplemented by telephone calls, telegrams and personal solicitation. Management may also use the services of directors and employees of the Company to solicit Proxies, without additional compensation.

       Each Proxy executed and returned by holders of the Common Stock may be revoked at any time thereafter, except as to matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. A Proxy may be revoked by giving written notice of revocation to the Secretary of the Company or to any of the other persons named as proxies, or by giving a Proxy with a later date. The Proxies will be voted at the meeting for the Directors set forth herein in the manner indicated and if no contrary instructions are indicated, in favor of the other matters set forth herein; if specific instructions are indicated, the Proxies will be voted in accordance therewith. This Statement and the form of Proxy solicited from holders of the Common Stock are expected to be sent or given to stockholders on or about April 10, 2003.

       The Annual Report to Stockholders of the Company for the year ended December 31, 2002 is being mailed herewith to each stockholder of record.

       THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS AND THE SCHEDULE THERETO) WILL BE FURNISHED TO ANY STOCKHOLDER WITHOUT CHARGE UPON REQUEST TO THE COMPANY AT 200 MAMARONECK AVENUE, WHITE PLAINS, NEW YORK 10601, TELEPHONE (914) 428-9098.

                                   THE COMPANY

       The Company was incorporated under the laws of Delaware on March 20, 1984. The Company's principal executive and administrative offices are located at 200 Mamaroneck Avenue, White Plains, New York 10601; telephone number (914) 428-9098; e-mail: drew@drewindustries.com.

                                VOTING SECURITIES

       The Company had outstanding on the record date 10,000,843 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share of stock held.

PRINCIPAL HOLDERS OF VOTING SECURITIES

       Set forth below is information with respect to each person known to the Company on March 21, 2003 to be the beneficial owner of more than five percent of any class of the Company's voting securities, which consists of Common Stock only (including options):

                                                      AMOUNT AND
                                                       NATURE OF     APPROXIMATE
               NAME AND ADDRESS                       BENEFICIAL     PERCENT OF
              OF BENEFICIAL OWNER                      OWNERSHIP        CLASS
              ------------------                     ------------    -----------
       Edward W. Rose, III(1) ....................   1,860,263(3)       17.2%
         500 Crescent Court
         Dallas, Texas 75201

       L. Douglas Lippert(1)(2) ..................   1,219,163(3)       11.3%
         2375 Tamiami Trail
         Suite 110
         Naples, Florida 34103

       Stadium Capital Management, LLC ...........   1,094,700          10.1%
         2843 East Bayshore Road, Suite 202
         Palo Alto, California 94303

       FMR Corp. .................................     959,000(4)        8.9%
         82 Devonshire Street
         Boston, Massachusetts 02108

----------
(1) The person named has sole voting and investment power with respect to such shares.

(2) In September 2002, the Company filed a Statement on Form S-3 registering 850,000 shares for sale by Mr. Lippert. In November 2002, Mr. Lippert completed the sale of 750,000 shares of which 130,000 shares were sold on behalf of members of Mr. Lippert's family, and Mr. Lippert terminated the registration with respect to, and withdrew from sale, the remaining 100,000 shares.

(3)    See "VOTING SECURITIES--Security Ownership of Management."

(4)    As of December 31, 2002.

       To the knowledge of the Company, other than persons acting as nominees or custodians for various stock brokerage firms and banks, which persons do not have beneficial ownership of the Common Stock, no other person owns of record or beneficially more than five percent of the voting securities of the Company.

SECURITY OWNERSHIP OF MANAGEMENT

     Set forth below is information with respect to beneficial ownership at March 21, 2003 of the Common Stock (including options) by each Director, each of whom is a nominee for election, and by all Directors, and Executive Officers of the Company as a group.

                                                      AMOUNT AND
                                                       NATURE OF     APPROXIMATE
               NAME AND ADDRESS                       BENEFICIAL     PERCENT OF
              OF BENEFICIAL OWNER                      OWNERSHIP        CLASS
              ------------------                      -----------    -----------
       Leigh J. Abrams(1) ..........................   275,308(2)         2.5%
         200 Mamaroneck Avenue
         White Plains, New York 10601

       Edward W. Rose, III(1) ...................... 1,860,263(3)        17.2%
         500 Crescent Court
         Dallas, Texas 75201

       David L. Webster(1) .........................   257,840(4)         2.4%
         4381 Green Oaks Blvd.
         Arlington, Texas 76016

       L. Douglas Lippert .......................... 1,219,163(5)        11.3%
         2375 Tamiami Trail
         Suite 110
         Naples, Florida 34103

       James F. Gero(1) ............................   135,221(6)         1.3%
         11900 North Anna Cade Road
         Rockwall, Texas 75087

       Gene H. Bishop(1) ...........................   122,600(7)         1.1%
         1601 Elm Street, 47th Floor
         Dallas, Texas 75201

       Frederick B. Hegi, Jr. ......................    23,561(8)         0.2%
         750 North St. Paul
         Dallas, Texas 75201

       All Directors and Executive Officers
         as a group (11 persons including
         the above-named) .......................... 4,122,641(9)       38.2%

----------
(1) Pursuant to Rules 13-1 (f)(1)-(2) of Regulation 13-D of the General Rules and Regulations under the Securities Exchange Act, on May 31, 1989, the persons indicated, together with certain other persons, jointly filed a single Schedule 13-D Statement (as amended) with respect to the securities listed in the foregoing table. Such persons made the single, joint filing because they may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act, although neither the fact of the filing nor anything contained therein shall be deemed to be an admission by such persons that a group exists.

(2) Mr. Abrams has sole voting and dispositive power with respect to the shares owned by him. Includes 4,002 shares of Common Stock held by Mr. Abrams as Custodian under the New York Uniform Gifts to Minors Act for the benefit of a member of his immediate family. Mr. Abrams disclaims any beneficial interest in the shares held as Custodian. In January 1997 and November 1999, Mr. Abrams was granted options pursuant to the Company's Stock Option Plan to purchase, respectively, 10,000 shares of Common Stock at $12.125 per share, and 50,000 shares of Common Stock at $9.3125 per share. On March 3, 2003, in a simultaneous transaction, Mr. Abrams exercised the option at $12.125 per share, and sold, at the market price on March 3, 2003, 5,000 of the underlying shares to Edward W. Rose, III, and 5,000 of the underlying shares to Frederick B. Hegi, Jr., directors of the Company. Although no part of the $9.3125 option has been exercised, all shares subject to such option are included in the above table as beneficially owned.


                                              (FOOTNOTES CONTINUED ON NEXT PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)

(3) Mr. Rose has sole voting and dispositive power with respect to the shares owned by him. Includes deferred stock units representing 2,483 shares granted to Mr. Rose in lieu of cash compensation in payment of director's fees. Includes 84,000 shares owned by each of Cardinal Investment Company, Inc. Pension Plan and Cardinal Investment Company, Inc. Profit Sharing Plan, of each of which Mr. Rose is Trustee. Also includes 100,700 shares owned by Cardinal Partners, L.P., of which Cardinal Investment Company, Inc. is the general partner. Mr. Rose is the sole stockholder of Cardinal Investment Company, Inc. Excludes 100,000 shares of Common Stock held in trusts for the benefit of members of Mr. Rose's immediate family. Mr. Rose's wife has sole voting and investment power with respect to an additional 13,920 shares owned by her of record. Mr. Rose disclaims any beneficial interest in such shares. As a member of the Stock Option Committee, Mr. Rose was automatically awarded the following options, each of which is to purchase 5,000 shares of Common Stock: on December 31, 1998 at $11.792 per share; on December 31, 1999 at $9.204 per share; on December 31, 2000 at $5.679 per share; and on December 31, 2001 at $9.25 per share. In addition, on December 15, 2002, the Board granted Mr. Rose an option to purchase 5,000 shares at $15.75 per share. Although no part of such options has been exercised, all shares subject to such options are included in the above table as beneficially owned.

(4) Mr. Webster has sole voting and dispositive power with respect to such shares. In May 1997 and November 1999, Mr. Webster was granted options pursuant to the Company's Stock Option Plan to purchase, respectively, 15,000 shares of Common Stock at $12.125 per share, and 50,000 shares of Common Stock at $9.3125 per share. On March 3, 2003, in a simultaneous transaction, Mr. Webster exercised the option at $12.125 per share, and sold, at the market price on March 3, 2003, 7,500 of the underlying shares to Edward W. Rose, III and 7,500 of the underlying shares to Frederick B. Hegi, Jr. directors of the Company. Although no part of the $9.3125 option has been exercised, all shares subject to such option are included in the above table as beneficially owned.

(5) Includes 384,848 shares held by L. Douglas Lippert as Trustee for trusts for the benefit of members of Mr. Lippert's immediate family, over which Mr. Lippert has sole voting and dispositive power. Mr. Lippert disclaims beneficial ownership of such shares. Pursuant to Rules 13-1(f)(1)-(2) of Regulation 13-D of the General Rules and Regulations under the Exchange Act, on October 17, 1997, Mr. Lippert, together with certain other persons, jointly filed a single Schedule 13-D Statement (as amended) with respect to the securities listed in the foregoing table. Such persons made the single, joint filing because they may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act, although neither the fact of the filing nor anything contained therein shall be deemed to be an admission by such persons that a group exists. In November 1999, Mr. Lippert was granted an option pursuant to the Company's Stock Option Plan to purchase 50,000 shares of Common Stock at $9.3125 per share. Although no part of such option has been exercised, all shares subject to such option are included in the above table as beneficially owned.

(6) Mr. Gero shares voting and dispositive power with respect to such shares with his wife. Includes deferred stock units representing 1,061 shares granted to Mr. Gero in lieu of cash compensation in payment of director's fees. As a member of the Stock Option Committee, Mr. Gero was automatically awarded the following options each of which is to purchase 5,000 shares of Common Stock: on December 31, 1998 at $11.792 per share; on December 31, 1999 at $9.204 per share; on December 31, 2000 at $5.679 per share; and on December 21, 2001 at $9.25 per share. In addition, on December 15, 2002, the Board granted Mr. Gero an option to purchase 5,000 shares at $15.75 per share. Although no part of such options has been exercised, all shares subject to such options are included in the above table as beneficially owned.

(7) Includes 2,000 shares owned by Mr. Bishop's children. Mr. Bishop has sole voting and dispositive power with respect to such shares. As a member of the Stock Option Committee, Mr. Bishop was automatically awarded the following options each of which is to purchase 5,000 shares of Common
       Stock: on December 31, 1998 at $11.792 per share; on December 31, 1999 at $9.204 per share; on December 31, 2000 at $5.679 per share; and on December 31, 2001 at $9.25 per share.

       In addition, on December 15, 2002, the Board granted Mr. Bishop an option to purchase 5,000 shares at $15.75 per share. Although no part of such options has been exercised, all shares subject to such options are included in the above table as beneficially owned.

(8) Mr. Hegi has sole voting and dispositive power with respect to such shares. Includes deferred stock units representing 1,061 shares granted to Mr. Hegi in lieu of cash compensation in payment of director's fees. As a member of the Stock Option Committee, Mr. Hegi was awarded an option to purchase 5,000 shares of Common Stock on December 15, 2002 at $15.75 per share. Although no part of such option has been exercised, all shares subject to such option are included in the above table as beneficially owned.

(9)    Includes 328,605 shares subject to options and deferred stock units.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

       Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the exchange on which the securities are traded. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

       Based on its review of the copies of such forms received by it, the Company believes that during 2002 all such filing requirements applicable to its officers and directors (the Company not being aware of any ten percent holder other than Edward W. Rose, III and L. Douglas Lippert, directors) were complied with, except that Messrs. Edward W. Rose, III, James F. Gero and Frederick B.
Hegi, Jr., directors of the Company, who received on June 30, 2002, respectively, 111, 111 and 297 deferred stock units in lieu of cash compensation in payment of directors' fees for the quarter ended June 30, 2002, did not file reports of change in ownership until October 2, 2002 due to inadvertence.

                        PROPOSAL 1. ELECTION OF DIRECTORS

       It is proposed to elect a Board of seven directors to serve until the next annual election or until their successors are elected and qualify.

       Unless contrary instructions are indicated, the persons named as proxies in the form of Proxy solicited from holders of the Common Stock will vote for the election of the nominees indicated below. All such nominees are presently directors of the Company. If any such nominees should be unable or unwilling to serve, the persons named as proxies will vote for such other person or persons as may be proposed by Management. Management has no reason to believe that any of the named nominees will be unable or unwilling to serve. Election of directors by holders of the Common Stock will be by a plurality of the votes cast at the meeting, in person or by proxy, by holders of the Common Stock entitled to vote at the meeting.

       The following table lists the current directors of the Company, each of whom is a nominee proposed by Management for election by the holders of the Common Stock, all other positions and offices with the Company presently held by them and their principal occupations, in each case as furnished by them to the Company.

          NAME AND AGE                                                  DIRECTOR
           OF NOMINEE                   POSITION                          SINCE
          ------------                  --------                        --------
       Leigh J. Abrams ......... President, Chief Executive
         (Age 60)                Officer and Director.                    1984

       Edward W. Rose, III ..... Chairman of the Board of
         (Age 62)                Directors.                               1984

       David L. Webster ........ Chairman, President and Chief
         (Age 67)                Executive Officer of Kinro, Inc.
                                 and Director.                            1984

          NAME AND AGE                                                  DIRECTOR
           OF NOMINEE                   POSITION                          SINCE
          ------------                  --------                        --------

       L. Douglas Lippert ...... Chairman of Lippert
         (Age 55)                Components, Inc., and Director.          1997

       James F. Gero ........... Director.                                1992
         (Age 58)

       Gene H. Bishop .......... Director.                                1995
         (Age 73)

       Frederick B. Hegi, Jr. .. Director.                                2002
         (Age 59)

       LEIGH J. ABRAMS, since April 2001, has been a director of Impac Mortgage Holdings, Inc., a publicly-owned specialty finance company organized as a real estate investment trust.

       EDWARD W. ROSE, III, for more than the past five years, has been President and sole stockholder of Cardinal Investment Company, Inc., an investment firm. Mr. Rose also serves as a director of the following public companies: Liberte Investors Inc., engaged in real estate loans and investments; and ACE Cash Express, Inc., engaged in check cashing services.

       DAVID L. WEBSTER, since November 1980, has been President of Kinro, Inc., a subsidiary of the Company ("Kinro"), and has been Chairman of Kinro since November 1984.

       L. DOUGLAS LIPPERT, since October 1997, has been Chairman, President and Chief Executive Officer of Lippert Components, Inc. On February 5, 2003, Jason
D. Lippert was appointed President and Chief Executive Officer of Lippert Components, Inc., and L. Douglas Lippert continues as Chairman.

       JAMES F. GERO, since March 1992, has been Chairman and Chief Executive Officer of Sierra Technologies, Inc., a manufacturer of defense systems technologies, and a director of its affiliates. Mr. Gero also serves as a director of Orthofix International NV, a publicly-owned international supplier of orthopedic devices for bone fixation and stimulation.

       GENE H. BISHOP, from March 1975 until July 1990, was Chief Executive Officer of MCorp, a bank holding company, and from October 1990 to November 1991, was Vice Chairman and Chief Financial Officer of Lomas Financial
Corporation, a financial services company. From November 1991 until his retirement in October 1994, Mr. Bishop served as Chairman and Chief Executive Officer of Life Partners Group, Inc., a life insurance holding company. Mr. Bishop also serves as a director of Liberte Investors Inc., engaged in real estate loans and investments.

       FREDERICK B. HEGI, JR., is a founding partner of Wingate Partners, including the indirect general partner of each of Wingate Partners L.P. and Wingate Partners II, L.P. Since May 1982, Mr. Hegi has served as President of Valley View Capital Corporation, a private investment firm. He is a director of the following publicly-owned companies: Lone Star Technologies, Inc., a diversified company engaged in the manufacture of tubular products; Texas Capital Bancshares, Inc., a regional and Internet bank; and is Chairman of the Board of United Stationers, Inc., a wholesale distributor of business products. Mr. Hegi was also Chairman, President and Chief Executive Officer of Kevco, Inc., a publicly-owned distributor of building products to the manufactured housing and recreational vehicle industries, which filed for protection under Chapter 11 of the United States Bankruptcy Code on February 5, 2001.

OTHER EXECUTIVE OFFICERS

       FREDRIC M. ZINN, not a nominee for election as a director, has been Chief Financial Officer of the Company for more than the past five years, and Executive Vice President of the Company since February 2001. Mr. Zinn is a Certified Public Accountant.

       JASON D. LIPPERT, not a nominee for election as a director, has been President and Chief Executive Officer of Lippert Components, Inc., a subsidiary of the Company, since February 5, 2003. From May 2000, Mr. Lippert was Executive Vice President and Chief Operating Officer of Lippert Components, Inc., and from 1998 until 2000, Mr. Lippert served as Regional Director of Operations of Lippert Components, Inc.

       HARVEY J. KAPLAN, not a nominee for election as a director, has been Secretary and Treasurer of the Company for more than the past five years. Mr. Kaplan is a Certified Public Accountant.

       Directors of the Company serve until the Company's next annual meeting of stockholders, and until their successors are elected and qualified. Executive officers serve at the discretion of the Board of Directors. To the knowledge of the Company, no executive officer or director is related by blood, marriage or adoption to any other, except that L. Douglas Lippert, Chairman of Lippert Components, Inc. since February 5, 2003 is the father of Jason D. Lippert, who was appointed President and Chief Executive Officer of Lippert Components, Inc. on February 5, 2003. Each of the nominees named above was elected to his present term of office at the Annual Meeting of Stockholders held on May 16, 2002.

CORPORATE GOVERNANCE AND RELATED MATTERS

       STATEMENT REGARDING CORPORATE GOVERNANCE

       The Company regularly monitors developments in the area of corporate governance, including the Sarbanes-Oxley Act of 2002 and rules proposed by the SEC and the American Stock Exchange. The Company complies with all new laws and rules applicable to corporate governance, and has continually implemented "best practices" as the Company deems appropriate to protect and enhance stockholders' interests.

       BOARD OF DIRECTORS

       The Board is elected annually by the Company's stockholders, and each director is nominated for election every year. The Company does not have cumulative voting. The Board currently consists of three directors who are employed by the Company and four non-employee directors. The non-employee directors have complete access to, and are encouraged to communicate with, the Company's Chief Executive Officer and any other executives of the Company. During the year ended December 31, 2002, the Board of Directors held eight meetings. All directors attended at least 75 percent of the regularly scheduled and special meetings of the Board and the Board committees on which they served.

       BOARD COMMITTEES

       The Company has three standing committees of the Board of Directors: the Audit Committee, the Corporate Governance and Nominating Committee, and the Compensation Committee.

       AUDIT COMMITTEE. The purpose of the Audit Committee is to assist the Board in its oversight of (i) the integrity of the financial statements of the Company, (ii) the Company's compliance with legal and regulatory requirements,
(iii) the independence and qualifications of the independent auditor, and (iv) the performance of the Company's internal audit function and the independent auditor. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent auditor.

       The Audit Committee is comprised of four directors and functions pursuant to a written charter adopted by the Board of Directors, a copy of which is annexed hereto as Appendix A. The members of the Audit Committee are Edward W. Rose, III, James F. Gero, Gene H. Bishop and Frederick B. Hegi, Jr. The Board has determined that each of the members of the Audit Committee is independent (as defined in the current listing standards of the American Stock Exchange), and that Mr. Rose is an "audit committee financial expert" in accordance with the SEC's rules. The Audit Committee held seven meetings during the year ended December 31, 2002.

       CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. The purpose of the Corporate Governance and Nominating Committee of the Board of Directors is to assist the Board in (i) identifying qualified individuals to become Board members, (ii) determining the composition of the Board of Directors and its Committees, (iii) monitoring a process to assess Board effectiveness, (iv) developing and implementing the Company's corporate governance guidelines, (v) evaluating potential candidates for executive positions and (vi) overseeing the development of executive succession plans.

       The Corporate Governance and Nominating Committee is composed of four directors and functions pursuant to a written charter adopted by the Board of Directors. The members of the Corporate Governance and Nominating Committee are Edward W. Rose, III, James F. Gero, Gene H. Bishop and Frederick B. Hegi, Jr.

       The Corporate Governance and Nominating Committee first met subsequent to the end of 2002 to recommend to the Board each of the nominees for election as directors as set forth herein. This Committee also considers nominees proposed by stockholders. To recommend a prospective nominee for consideration by the Corporate Governance and Nominating Committee, the candidate's name and qualifications should be sent, in writing, to the Corporate Secretary at Drew Industries Incorporated, 200 Mamaroneck Avenue, Suite 301, White Plains, New York 10601.

       Compensation Committee. The purpose of the Compensation Committee of the Board of Directors is: (i) to assist the Board in discharging its responsibilities in respect of compensation of the Company's executive officers and (ii) to prepare an annual report on executive compensation for inclusion in the Company's Proxy Statement.

       The Compensation Committee is comprised of four directors and functions pursuant to a written charter adopted by the Board of Directors. The members of the Compensation Committee are Edward W. Rose, III, James F. Gero, Gene H. Bishop and Frederick B. Hegi, Jr.

       The Compensation Committee is responsible for reviewing the performance and development of the Company's management in achieving corporate goals, and to ensure that the Company's senior executives are compensated consistent with the long-term objectives of the Company as well as competitive practices. This Committee provides oversight and guidance in the development of compensation and benefit programs for senior executives of the Company, reviews and sets the compensation of the Company's Chief Executive Officer and recommends to the Board compensation of other senior executives, including salary, bonus, incentive compensation and equity awards, administers the Company's 2002 Equity Award and Incentive Plan, approves equity awards, and determines the compensation of directors. This Committee, which replaced the Company's Stock Option Committee, held one meeting during the year ended December 31, 2002.

       STOCKHOLDERS

       It has been, and will continue to be, the Company's policy to obtain stockholder approval for any equity-based compensation plans for directors, officers and employees. Moreover, the Company does not re-price stock options. Commencing January 1, 2002, the Company expenses the fair value of stock options and other stock compensation granted after January 1, 2002 over the vesting period.

       EMPLOYEES

       The Company has Guidelines for Business Conduct which all management employees are required to follow in conducting the Company's business and a Code of Ethics for Senior Financial Officers governing the conduct of its financial officers. The Company is in the process of establishing several methods by which employees can make an anonymous and confidential report about the Company's accounting practices, internal controls, auditing matters, or any other concerns they may have.

       DISCLOSURE COMMITTEE

       The Company has established a Disclosure Committee comprised of executive and operating management personnel and the Company's legal counsel. The function of the Disclosure Committee is to develop and implement disclosure controls and procedures intended to ensure that information required to be disclosed by the Company in public reports is made available to management and reported within the specified time periods.

       The Company's Governance Principles, the charters of the Audit Committee, the Corporate Governance and Nominating Committee, and the Compensation Committee, as well as the Company's Guidelines for Business Conduct, Code of Ethics for Senior Financial Officers, and other materials relating to corporate governance, can be accessed on the Company's website at www.drewindustries.com. A copy of any corporate governance document will be furnished, without charge, upon written request to Secretary, Drew Industries Incorporated, 200 Mamaroneck Avenue, Suite 302, White Plains, New York 10601.

                          -----------------------------
                          REPORT OF THE AUDIT COMMITTEE
                          -----------------------------

       The Audit Committee of the Board of Directors (the "Committee") is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls.

       Management is  responsible  for the Company's  internal  controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America, and to issue a report thereon.

       The Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

       The Company's independent auditors also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors that firm's independence.

       The Committee considered whether non-audit services provided by the independent auditors are compatible with maintaining the auditor's independence. The Committee concluded that non-audit services provided by KPMG LLP during the year ended December 31, 2002, which consisted of tax planning and compliance, and other accounting and audit-related services, were compatible with KPMG LLP's independence.

       Based on the Committee's discussion with management and the independent auditors and the Committee's review of the representations of management and the report of the independent auditors to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the SEC.



                                                        AUDIT COMMITTEE
                                                      Edward W. Rose, III
                                                         James F. Gero
                                                        Gene H. Bishop
                                                    Frederick B. Hegi, Jr.



       THE FOREGOING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC NOR SHALL THIS INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EACH AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO A FILING.

EXECUTIVE COMPENSATION

       SUMMARY COMPENSATION

       The following table sets forth the annual and long-term cash and noncash compensation for each of the last three calendar years awarded to or earned by the President and Chief Executive Officer of the Company and the Company's four other most highly compensated executive officers (such five executive officers collectively, the "named executive officers") during the year ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION       LONG-TERM COMPENSATION AWARDS
                                       ----------------------------  -------------------------------
                                                                       AWARDS                PAYOUTS
                                                                     ----------              -------
                                                            OTHER
                                                            ANNUAL   RESTRICTED  SECURITIES            ALL OTHER
NAME AND                                                    COMPEN-     STOCK    UNDERLYING   LTIP      COMPEN-
PRINCIPAL POSITION              YEAR    SALARY    BONUS(1)  SATION     AWARDS      OPTIONS   PAYOUTS    SATION
-----------------               ----   --------  ---------  -------  ----------  ----------  -------   ---------
Leigh J. Abrams(2) ............. 2002  $400,000  $252,058   $ 9,596       --           --        --     $8,000
 President and Chief             2001   400,000    32,022     9,567       --           --        --      5,250
 Executive Officer               2000   300,000    30,000     7,766       --           --        --      5,250

David L. Webster(3) ............ 2002  $400,000  $849,400   $11,185       --           --        --     $8,000
 President of Kinro, Inc.        2001   400,000   623,000    11,009       --           --        --      5,250
                                 2000   400,000   829,000    13,675       --           --        --      5,250

L. Douglas Lippert(4) .......... 2002  $400,000         0   $12,000       --           --        --     $8,000
 President and Chief             2001   400,000         0    12,000       --           --        --      6,800
 Executive Officer of            2000   400,000         0    12,000       --           --        --      7,398
 Lippert Components, Inc.

Jason D. Lippert ............... 2002  $202,500   200,000    $9,000       --           --        --     $8,000
 President and Chief
 Executive Officer of
 Lippert Components, Inc.,
 since February 5, 2003

Fredric M. Zinn ................ 2002  $180,000  $172,877   $14,074       --           --        --     $8,000
 Executive Vice President        2001   160,000   161,583    14,030       --       12,000        --      5,250
 and Chief Financial Officer     2000   155,000   131,398    14,216       --           --        --      5,250

----------
(1) Messrs. Abrams, Webster, Rose and Zinn, receive payments pursuant to a discretionary retirement bonus program. These bonuses must be used to purchase specified tax deferred annuities and/or cash value life insurance. For 2002, Mr. Abrams received $30,000, Mr. Webster received $50,000 and Mr. Zinn received $22,877 pursuant to the discretionary retirement bonus program.

(2) For 2002, Mr. Abrams was entitled to receive incentive compensation equal to 21/2% of the Company's income before income taxes and extraordinary items, subject to certain adjustments, in excess of the threshold of $16,463,000. Based on this formula, for 2002, Mr. Abrams was entitled to receive incentive compensation of $222,058. For 2001 and 2000, the thresholds were $14,714,000 and $13,575,000, respectively, and Mr. Abrams received $2,022 and $0, respectively.

(3) Effective September 1, 1999, Kinro extended and amended its employment agreement with Mr. Webster which provides for Mr. Webster's employment through December 31, 2004. For 2002, Mr. Webster was entitled to receive 5.0% of the amount by which the Operating Profit of Kinro (as defined) exceeded the threshold of $7,522,000. Based on this formula, for 2002, Mr. Webster's performance-based incentive compensation was $799,400. Based on this formula and a threshold of $7,325,000, for 2001, Mr. Webster's performance-based incentive compensation was $573,000. For 2000, the formula was based on 7.3% of Operating Profit and a threshold of $5,837,000, and Mr. Webster received performance-based incentive compensation of $779,000.

(4) On October 7, 1997, Mr. Lippert entered into an Employment and Non-Competition Agreement with Lippert Components, Inc., as amended, providing for Mr. Lippert to serve, through December 31, 2003, as President and Chief Executive Officer of Lippert Components, Inc. Mr. Lippert receives annual salary of $400,000 plus, subject to certain conditions, performance-based incentive compensation equal to 5% of the amount by which the operating profits of Lippert Components, Inc. and Coil Clip, Inc. (as defined in the Agreement) exceeds $10.1 million. On February 5, 2003, Jason D. Lippert was appointed President and Chief Executive Officer, of Lippert Components, Inc., and L. Douglas Lippert continues as Chairman.

EQUITY AWARD AND INCENTIVE PLAN

       On May 16, 2002,  stockholders  initially  approved  the Drew  Industries
Incorporated 2002 Equity Award and Incentive Plan (the "2002 Plan") which replaced the Amended and Restated Stock Option Plan initially approved by stockholders in 1995.

       The following is a brief description of the material features of the 2002 Plan. This description is qualified in its entirety by reference to the full text of the Plan.

       SHARES AVAILABLE AND AWARD LIMITATIONS. Under the 2002 Plan, the number of shares of Common Stock reserved and available for awards at December 31, 2002 was 896,062, subject to adjustment in the event of stock splits, stock dividends, and other extraordinary events.

       Of the 896,062 available shares under the 2002 Plan, a maximum of 500,000 shares may be used for awards other than options or stock appreciation rights ("SARs"). The total shares available at December 31, 2002 under the 2002 Plan is 1,762,866 shares (of which 866,804 shares are subject to outstanding options and 896,062 shares are available for future grant) or 15.1% of the Company's shares outstanding on December 31, 2002, assuming exercise of all options and awards outstanding and available.

       Shares subject to forfeited or expired Awards or to Awards settled in cash or otherwise terminated without issuance of shares to the Participant, and shares withheld by or surrendered to the Company to satisfy withholding tax obligations or in payment of the exercise price of an Award, are available for new Awards under the 2002 Plan. Under the 2002 Plan, shares subject to an Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary do not count against the number of shares reserved and available. Shares delivered under the 2002 Plan may be either newly issued or treasury shares.

       The 2002 Plan includes a limitation on the amount of Awards that may be granted to any one Participant in a given year to qualify Awards as "performance-based" compensation not subject to the limitation on deductibility under Internal Revenue Code Section 162(m). Under this annual per-person limitation, no Participant may in any year be granted share-denominated Awards under the 2002 Plan relating to more than his or her "Annual Limit" for each type of Award. The Annual Limit is 50,000 shares plus the amount of the Participant's unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment for splits and other extraordinary corporate events. Options, SARs, restricted stock, deferred stock and bonus stock, are separate types of awards subject to a separate limitation. In the case of Awards not relating to shares in a way in which the share limitation can apply, no Participant may be granted Awards authorizing the earning during any year of an amount that exceeds the Participant's Annual Limit, which is $1,200,000, plus the amount of the Participant's unused cash Annual Limit as of the close of the previous year. The Annual Limit for non-stock-based Awards of $1,200,000 is separate from the Annual Limit of 50,000 shares for each type of stock-based Award.

       Unless otherwise approved or ratified by holders of a majority of the Company's outstanding shares of Common Stock, no shares authorized under the 2002 Plan may be used for any award which could be characterized as a "repricing" of outstanding options.

       ELIGIBILITY. Executive officers and other employees of the Company and its subsidiaries, and non-employee directors, consultants and others who provide substantial services to the Company and its subsidiaries, are eligible to be granted Awards under the 2002 Plan. In addition, any person who has been offered employment by the Company or a subsidiary may be granted Awards, but such prospective employee may not receive any payment or exercise any right relating to the Award until he or she has commenced employment.

       ADMINISTRATION. The 2002 Plan is administered by the Compensation Committee (the "Committee"), except that the Board of Directors ("Board") may appoint any other committee to administer the 2002 Plan and may itself act to administer the Plan. The Board must perform the functions of the Committee for purposes of granting Awards to non-employee directors. (References to the "Committee" below mean the committee or the full Board exercising authority with respect to a given Award.) Subject to the terms and conditions of the 2002 Plan, the Committee is authorized to select Participants, determine the type and number of Awards to be granted and the number of shares to which Awards will relate or the amount of a performance award, specify times at which Awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the Plan, and make all other determinations which may be necessary or advisable for the administration of the 2002 Plan. Nothing in the 2002 Plan precludes the Committee from authorizing payment of other compensation, including bonuses based upon performance, to officers and employees, including the executive officers. The 2002 Plan provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the 2002 Plan.

       STOCK OPTIONS AND SARS. The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the Participant, and non-qualified stock options, and SARs entitling the Participant to receive the excess of the fair market value of a share on the date of exercise or other specified date over the grant price of the SAR. The exercise price of an option and the grant price of an SAR is determined by the Committee, but generally may not be less than the fair market value of the shares on the date of grant (except as described below). The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or upon the occurrence of other events, generally are fixed by the Committee, subject to a restriction that no ISO, or SAR in tandem therewith, may have a term exceeding ten years. At the discretion of the Committee, options may be exercised by payment of the exercise price in cash, shares or other property (including broker-assisted cashless exercise procedures) or by surrender of other outstanding awards having a fair market value equal to the exercise price. Methods of exercise and settlement and other terms of SARs will be determined by the Committee. SARs granted under the 2002 Plan may include limited SARs exercisable for a stated period of time following a Change in Control of the Company, as discussed below. No award of shares which could constitute a repricing will be made under the 2002 Plan without stockholder approval.

       RESTRICTED AND DEFERRED STOCK. The Committee is authorized to make Awards of restricted stock and deferred stock. Prior to the end of the restricted period, shares received as restricted stock may not be sold or disposed of by Participants, and may be forfeited in the event of termination of employment. The restricted period generally is established by the Committee. An Award of restricted stock entitles the Participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee. Except in the event of a change of control (as defined in the 2002 Plan), restricted stock may not be transferred prior to the first anniversary of the grant thereof. Deferred stock gives Participants the right to receive shares at the end of a specified deferral period, subject to forfeiture of the Award in the event of termination of employment under certain circumstances prior to the end of a specified period (which need not be the same as the deferral period). Prior to settlement, deferred stock Awards carry no voting or dividend rights or other rights associated with stock ownership.

       BONUS SHARES, AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other Awards in lieu of the Company's obligations under other plans or compensatory arrangements, subject to such terms as the Committee may specify. The number of shares granted to an executive officer or non-employee director in place of salary, fees or other cash compensation must be reasonable, as determined by the Committee.

       PERFORMANCE-BASED AWARDS. The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of Awards being granted or becoming exercisable or settleable under the 2002
Plan, or as a condition to accelerating the timing of such events. If so determined by the Committee, to avoid the limitations on deductibility under Internal Revenue Code Section 162(m), the business criteria used by the Committee in establishing performance goals applicable to performance Awards to named executives will be selected from among the following: (1) growth in revenues or assets; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (3) net income or net income per common share (basic or diluted); (4) return on assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) interest expense after taxes; (7) economic profit; (8) operating profit, operating margin or gross margin; (9) stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives based on market penetration, geographic business expansion goals, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The Committee may specify that any such criteria will be measured before or after extraordinary or non-recurring items, before or after service fees, or before or after payments of Awards under the 2002 Plan. The Committee may set the levels of performance required in connection with performance Awards as fixed amounts, goals relative to performance in prior periods, goals compared to the performance of one or more comparable companies or an index covering multiple companies, goals relating to acquisitions, or in any other way the Committee may determine.

       OTHER TERMS OF AWARDS. Awards may be settled in cash, shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit Participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest on any deferred amounts. The Committee is authorized to place cash, shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2002 Plan. The Committee may condition Awards on the payment of taxes such as by withholding a portion of the shares or other property to be distributed (or receiving previously acquired shares or other property surrendered by the Participant) in order to satisfy tax obligations. Awards granted under the 2002 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the Participant's death, except that the Committee may permit transfers in individual cases, including for estate planning purposes.

       Awards under the 2002 Plan are generally granted without a requirement that the Participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in substitution for, exchange for or as a buyout of other Awards under the 2002 Plan, awards under other Company plans, or other rights to payment from the Company, and may exchange or buyout outstanding Awards for cash or other property. The Committee also may grant Awards in addition to and in tandem with other Awards, or rights as well. In granting a new Award, the Committee may determine that the in-the-money value of any surrendered Award may be applied to reduce the exercise price of any option, grant price of any SAR, or purchase price of any other Award.

       VESTING, FORFEITURES, AND ACCELERATION. The Committee may, in its discretion determine the vesting schedule of options and other Awards, the circumstances that will result in forfeiture of the Awards, the post-termination exercise periods of options and similar Awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any Award. In addition, the 2002 Plan provides that, in the event of a Change in Control of the Company, outstanding Awards will immediately vest and be fully exercisable, any restrictions, deferral of settlement and forfeiture conditions of such Awards will lapse, and goals relating to performance-based awards will be deemed met or exceeded to the extent specified in the performance-award documents. A Change in Control means generally (i) any person or group becomes a beneficial owner of 30% or more of the voting power of the Company's voting securities, (ii) a change in the Board's membership such that the current members, or those elected or nominated by vote of a majority of the current members and successors elected or nominated by them, cease to represent a majority of the Board in any period of less than two years, (iii) certain mergers or consolidations reducing the percentage of voting power held by stockholders prior to such transactions to under 51%, (iv) stockholder approval of a sale or liquidation of all or substantially all of the assets of the Company and (v) upon the sale of all or substantially all of the Company's assets.

       AMENDMENT AND TERMINATION OF THE 2002 PLAN. The Board may amend, alter, suspend, discontinue, or terminate the 2002 Plan or the Committee's authority to grant awards thereunder without stockholder approval unless stockholder approval is required by law, regulation, or stock exchange rule. Under these provisions, stockholder approval will not necessarily be required for amendments that might increase the cost of the 2002 Plan. However, stockholder approval is required for any amendment which may (a) increase the maximum number of shares of stock covered by the Plan or change the class of employees who are Eligible Persons;
(b) reduce the exercise price for any stock options below the fair market value of the Common Stock on the date of the grant of such option; (c) extend beyond 10 years from the date of the grant the period within which any Award may be exercised; (d) extend the period during which Awards may be granted; or (e) increase the Annual Limit. No awards may be made after the tenth anniversary of the effective date of the plan. Unless earlier terminated, the 2002 Plan will terminate at such time that no shares reserved under the 2002 Plan remain available and the Company has no further rights or obligations with respect to any outstanding Award.

EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2002






                                                                    NUMBER OF
                                                                   SECURITIES
                                                                   REMAINING
                              NUMBER OF                          AVAILABLE FOR
                              SECURITIES                        FUTURE ISSUANCE
                             TO BE ISSUED    WEIGHTED-AVERAGE     UNDER EQUITY
                            UPON EXERCISE     EXERCISE PRICE      COMPENSATION
                            OF OUTSTANDING    OF OUTSTANDING    PLANS (EXCLUDING
                               OPTIONS,          OPTIONS,          SECURITIES
                             WARRANTS AND      WARRANTS AND       REFLECTED IN
PLAN CATEGORY                  RIGHTS(A)         RIGHTS(B)         COLUMN(A))
--------------              --------------   ----------------   ----------------

Equity compensation
 plans approved by
 shareholders ..............   866,804(1)        $9.64(1)           896,062

Equity compensation
 plans not approved by
 shareholders ..............        0                0                    0
                            -------------                       --------------

Total                         866,804(1)         $9.64(1)           896,062
                            =============                       ==============

----------
(1) Includes 4,604 deferred stock units issued in lieu of cash compensation in payment of directors' fees. For purposes of the Weighted-Average Exercise Price computation, such deferred stock units have a zero exercise price.

OPTION GRANTS IN 2002

       No options were granted to the named executive officers in 2002.

YEAR-END OPTION VALUES

              The following table presents the value of unexercised options held by the named executive officers at December 31, 2002.

                                                                      NUMBER OF           VALUE OF UNEXERCISED
                                                                SECURITIES UNDERLYING         IN-THE-MONEY
                                                               UNEXERCISED OPTIONS AT          OPTIONS AT
                                      SHARES                      DECEMBER 31, 2002       DECEMBER 31, 2002(1)
                                     ACQUIRED        VALUE         EXERCISABLE (E)           EXERCISABLE (E)
           NAME                     ON EXERCISE    REALIZED       UNEXERCISABLE (U)         UNEXERCISABLE (U)
           -----                    -----------    --------    ----------------------     ---------------------
Leigh J. Abrams ..................          --           --           40,000(E)               $241,450(E)
                                            --           --           20,000(U)               $134,800(U)

David L. Webster .................          --           --           45,000(E)               $261,075(E)
                                            --           --           20,000(U)               $134,800(U)

L. Douglas Lippert ...............          --           --           30,000(E)               $202,200(E)
                                            --           --           20,000(U)               $134,800(U)

Jason D. Lippert .................       7,200      $27,640           20,600(E)               $102,600(E)
                                            --           --           31,200(U)               $219,370(U)

Fredric M. Zinn ..................          --           --           16,400(E)               $ 84,785(E)
                                            --           --           15,600(U)               $110,145(U)

----------
(1) Market value of Common Stock at December 31, 2002 ($16.05) minus the exercise price.


COMPENSATION OF DIRECTORS

       Edward W. Rose, III, Chairman of the Board of Directors, receives an annual director's fee of $48,000, payable $4,000 per month, plus $2,000 for attendance at each meeting of the Board of Directors and $1,000 for attendance at each Committee meeting. In 2002, Mr. Rose received a $30,000 payment pursuant to a discretionary retirement bonus program intended to provide retirement income. Messrs. James F. Gero, Gene H. Bishop and Frederick B. Hegi, Jr. each receive an annual director's fee of $18,000, payable $1,500 per month, plus $1,000 for attendance at each meeting of the Board of Directors and $500 for attendance at each Committee meeting.

       To encourage directors' long-term ownership of the Common Stock of the Company, the 2002 Plan provides that directors may elect to accept deferred stock units in lieu of cash compensation in payment of directors' fees. The number of stock units, credited at the fair market value of the stock on the date credited, is equivalent to 115% of the deferred fee. The deferred stock units are distributed in the form of shares of the Common Stock of the Company after a period of two years from the date credited, subject to earlier death, disability or termination of service as a director without cause. After the initial two-year deferral period, the director may elect each year to extend the deferral for an additional one year. Until shares representing the deferred stock are distributed, the director does not have any rights of a stockholder of the Company with respect to such shares. To date, all but one director has elected to receive 100% of their fees in deferred stock units resulting in an aggregate of 4,604 deferred stock units outstanding.

EMPLOYMENT CONTRACTS

       See footnotes 3 and 4 to the Summary Compensation Table for information regarding the employment agreements between (i) Kinro, a subsidiary of the Company, and David L. Webster, Chairman, President and Chief Executive Officer of Kinro and a director of the Company, and (ii) Lippert Components, Inc., a subsidiary of the Company, and L. Douglas Lippert, Chairman of Lippert Components, Inc. and a director of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       No executive officer of the Company serves on the Compensation Committee, and there are no "interlocks," as defined by the Securities and Exchange Commission.

                      ------------------------------------
                      REPORT OF THE COMPENSATION COMMITTEE
                      ------------------------------------


COMPENSATION POLICY

       The Compensation Committee of the Board of Directors (the "Committee") consists of four non-employee directors, Edward W. Rose, III, James F. Gero, Gene H. Bishop and Frederick B. Hegi, Jr. The Committee has the responsibility of developing the policies which govern compensation for executive officers, and making recommendations to the Board of Directors regarding compensation of executive officers in accordance with such policies.

       The Company's executive compensation policy is designed to enable the Company to attract, motivate and retain senior management by providing a competitive compensation opportunity based significantly on performance. The objective is to provide fair and equitable compensation to senior management in a way that rewards management for reaching and exceeding objectives. The compensation policy links a significant portion of executive compensation to the Company's performance, recognizes individual contribution as well as overall business results, and aligns executive and stockholder interests. The primary components of the Company's executive compensation are base salary, performance-related incentive compensation, stock options and discretionary bonuses. While the components of compensation are considered separately in this report, the Committee takes into account the full compensation package provided by the Company to each of its executives, including pension benefits, severance obligations, insurance and other benefits.

       It is the policy of the Board of Directors not to include earnings of acquired companies in computing compensation pursuant to performance-based incentive compensation plans in effect prior to the acquisition. Accordingly, with respect to those executives who receive performance-based incentive compensation, subsequent to an acquisition the Board of Directors will modify existing performance-based incentive compensation plans to raise the level of base earnings.

       The Committee reviews the Company's compensation policy utilizing both internal and external sources of information and analysis relating to corporate performance, total return to stockholders of comparable companies, and compensation afforded to executives by competitors of the Company. If appropriate, changes will be recommended.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER IN 2002

       The compensation policy applied by the Company in establishing the compensation for Leigh J. Abrams, the Company's President and Chief Executive Officer, is essentially the same as for other senior executives of the Company--to provide a competitive compensation opportunity that rewards performance and recognizes individual contribution.

       For 2002, Mr. Abrams received base compensation of $400,000 plus incentive compensation of $222,058 equal to 21/2% of the Company's income before income taxes and extraordinary items, subject to certain adjustments, in excess of $16,463,000. Mr. Abrams receives medical, long-term care, and life insurance, and certain other benefits. In 2002, Mr. Abrams was also awarded an additional payment of $30,000 pursuant to a discretionary retirement bonus program intended to provide retirement income. This bonus must be used to purchase specified tax deferred annuities or cash value life insurance contracts.

COMPENSATION OF CHIEF EXECUTIVE OFFICERS OF SUBSIDIARIES IN 2002

       As with the Chief Executive Officer, compensation of other executive officers is intended to reward performance and recognize individual contribution. Accordingly, the chief executive officers of the Company's subsidiaries receive compensation based upon the results of operations of such subsidiaries.

       For calendar 2002, David L. Webster, Chairman, President and Chief Executive Officer of Kinro, received base salary of $400,000. In addition, for 2002, Mr. Webster was entitled to receive 5.0% of the amount by which the Operating Profit of Kinro (as defined) exceeded $7,522,000. In accordance with this formula, for 2002 Mr. Webster's performance-based incentive compensation was $799,400.

For 2002, Mr. Webster also received a payment of $50,000 pursuant to a discretionary retirement bonus program intended to provide retirement income. This bonus must be used to purchase specified tax deferred annuities or cash value life insurance contracts.

       For 2002, L. Douglas Lippert, Chairman of Lippert Components, Inc., received a salary of $400,000. Mr. Lippert is also entitled to receive, subject to certain conditions, performance-based incentive compensation equal to 5% of the excess of operating profit of Lippert Components, Inc. and Coil Clip, Inc. (as defined in the Agreement) over $10.1 million. For 2002, Mr. Lippert did not receive incentive compensation because the operating profit of Lippert Components, Inc. and Coil Clip, Inc. did not exceed $10.1 million.

       Other Executive Officers of the Company and its subsidiaries receive bonuses based upon their respective levels of organizational responsibility and the performance of the Company or the subsidiary by which they are employed.

STOCK OPTIONS

       The Company's 2002 Equity Award and Incentive Plan provides for the grant of options as well as restricted and deferred stock, bonus stock, performance awards, and stock appreciation rights to employees of the Company and its subsidiaries, and to directors of the Company. See "2002 Equity Award and Incentive Plan." The Compensation Committee administers the 2002 Plan and determines and designates employees and directors who are to be granted options.

       Because all options which have been granted under the 2002 Plan have been granted at fair market value, any value which is ultimately realized by Executive Officers through stock options is based entirely on the Company's performance, as perceived by investors in the Company's Common Stock who establish the price for the Common Stock on the open market.

BENEFITS

       The Company maintains certain broad-based employee benefit plans in which Executive Officers participate, including an employee retirement savings plan (401(k) Plan) and other retirement, life, disability, health insurance plans and long-term care policies. The Company also provides an automobile or automobile allowance to its Executive Officers.

CONCLUSION

       A significant portion of the Company's executive compensation is linked directly to individual performance and Company earnings. The Committee intends to continue to determine compensation based upon these factors.


                                                      COMPENSATION COMMITTEE
                                                        Edward W. Rose, III
                                                           James F. Gero
                                                          Gene H. Bishop
                                                      Frederick B. Hegi, Jr.


       THE FOREGOING REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC NOR SHALL THIS
INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EACH AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO A FILING.

COMPARATIVE STOCK PERFORMANCE

       The following graph compares, for the last five calendar years, the cumulative stockholder return on the Common Stock of the Company with the cumulative return on the common stocks of the companies included in the Russell 2000 Index and on the common stocks of a representative peer group of companies engaged in similar businesses as the Company. One company in the peer group of companies used in the graph in the prior year's comparison is no longer in the Company's line of business, and was eliminated from the group.

       The graph assumes investment of $100 on December 31, 1997 in the Company's Common Stock, the Russell 2000 Index, and the common stocks of the peer group companies, and assumes that any dividends were reinvested.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
           AMONG DREW INDUSTRIES INCORPORATED, THE RUSSELL 2000 INDEX
                                AND A PEER GROUP

        [The table below represents a line chart in the printed report.]

                   DREW
                   INDUSTRIES       RUSSELL       OLD PEER        NEW PEER
                   INCORPORATED     2000          GROUP           GROUP
                   ------------     -------       ------          ------
12/97              100              100           100             100
12/98              91.18            97.45         126.96          134.34
12/99              70.59            118.17        91.57           96.01
12/00              45.1             114.6         72.24           81.4
12/01              84.31            117.45        122.11          126.42
12/02              125.88           93.39         137.43          129.61


* $100 INVESTED ON 12/31/97 IN STOCK OR INDEX-
     INCLUDING REINVESTMENT OF DIVIDENDS.
     YEARS ENDING DECEMBER 31.


INDEMNIFICATION

       Section 145 of the Delaware General Corporation Law empowers a domestic corporation to indemnify any of its officers, directors, employees or agents against expenses, including reasonable attorney's fees, judgments, fines and amounts paid in settlement which were actually and reasonably incurred by such person in connection with any action, suit or similar proceeding brought against them because of their status as officers, directors, employees or agents of the Company if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company. If the claim was brought against any such person by or in the right of the Company, the Company may indemnify such person for such expenses if such person acted in good faith and in a manner reasonably believed by such person to be in or not opposed to the best interests of the Company, except no indemnity shall be paid if such person shall be adjudged to be liable for negligence or misconduct unless a court of competent jurisdiction, upon application, nevertheless permits such indemnity (to all or part of such expenses) in view of all the circumstances.

       The Company's Restated Certificate of Incorporation provides that the Company may indemnify its officers, directors, employees or agents to the full extent permitted by Section 145 of the Delaware General Corporation Law. Accordingly, no director of the Company is liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

                       PROPOSAL 2. APPOINTMENT OF AUDITORS

       It is proposed that the stockholders ratify the appointment by the Board of Directors of KPMG LLP as independent auditors for the purpose of auditing and reporting upon the consolidated financial statements of the Company for the year ending December 31, 2003. It is expected that a representative of that firm will be present at the Annual Meeting of Stockholders to be held on May 21, 2003 and will be afforded the opportunity to make a statement and respond to appropriate questions from stockholders present at the meeting.

FEES FOR INDEPENDENT AUDITORS

       The following is a summary of the fees billed to the Company by KPMG LLP for professional services rendered for the fiscal year ended December 31, 2002:

       AUDIT FEES

         Consists of fees billed for professional services
         rendered for the audit of the Company's financial
         statements for fiscal year 2002 and the reviews of
         the interim financial statements included in the
         Company's Quarterly Reports .................................. $322,000
                                                                        --------

       FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Consists of fees billed for professional services
         related to financial information systems design and
         implementation as described in Paragraph (c)(4)(ii)
         of Rule 2-01 of Regulation S-X ............................... $     0
                                                                        --------

       ALL OTHER FEES:

         Other Accounting and Audit-related Services

           Consists primarily of fees billed for assistance
           with regulatory filings, audit of employee benefit
           plans and other audit-related services filings ............. $ 19,500

         Tax Planning and Compliance

           Consists of fees billed for tax planning,
           assistance with the preparation of tax returns,
           services rendered in connection with acquisitions
           made by the Company and advice on other tax related
           matters ....................................................    7,075

         Other Services

           Consists of miscellaneous management consulting
           services, not involving information systems design
           and implementation .........................................        0
                                                                        --------

       Total All Other Fees ........................................... $ 26,575
                                                                        --------

       TOTAL ALL FEES ................................................. $348,575
                                                                        ========

       In making its recommendation to ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2003, the Audit Committee has determined that the non-audit services provided by KPMG LLP are compatible with maintaining the independence of KPMG LLP.

       Management recommends that you vote FOR ratification of the appointment of KPMG LLP as independent auditors for the year ending December 31, 2003.

                          TRANSACTION OF OTHER BUSINESS

       As of the date of this Proxy Statement, the only business which Management intends to present or knows that others will present at the meeting is that set forth herein. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the form of Proxy solicited from holders of the Common Stock to vote the Proxy on such matters in accordance with their judgment.

                              STOCKHOLDER PROPOSALS

       All proposals which stockholders of the Company desire to have presented at the Annual Meeting of Stockholders to be held in May 2004 must be received by the Company at its principal executive offices on or before February 2, 2004.

                                            By Order of the Board of Directors



                                                   EDWARD W. ROSE, III
                                            CHAIRMAN OF THE BOARD OF DIRECTORS

April 10, 2003

                                                                      APPENDIX A

                          DREW INDUSTRIES INCORPORATED
                             AUDIT COMMITTEE CHARTER

I.     PURPOSE

       The purpose of the Audit Committee of the Board of Directors is to assist the Board in its oversight of (i) the integrity of the financial statements of the Company, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independence and qualifications of the independent auditor, and (iv) the performance of the Company's internal audit function and independent auditors.

       The Audit Committee's function is one of oversight only and shall not relieve the Company's management of its responsibilities for preparing financial statements which accurately and fairly present the Company's financial results and condition, or the responsibilities of the independent auditors relating to the audit or review of the Company's financial statements.

II.    ORGANIZATION

       The Committee shall consist of a minimum of three directors. Members of the Committee shall be appointed by the Board of Directors upon the recommendation of the Corporate Governance and Nominating Committee and may be removed by the Board of Directors in its discretion. All members of the Committee shall satisfy the standards for independence established by the American Stock Exchange and the Securities and Exchange Commission.

       All members of the Audit Committee shall have sufficient financial experience and ability to enable them to discharge their responsibilities and at least one member shall be a financial expert as defined by the American Stock Exchange and the Securities and Exchange Commission.

III.   STRUCTURE AND MEETING

       The Committee shall meet on a quarterly basis to review the Company's Form 10-Q and Form 10-K before they are filed with the Securities and Exchange Commission, once in May to meet with the internal auditors and independent auditors, and more frequently as circumstances dictate in order to accomplish the purposes and goals set forth in this Charter. Committee meetings and communications shall be either in person or by conference telephone call.

       The chairperson of the Audit Committee will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson will ensure that the agenda for each meeting is circulated in advance of the meeting.

       Minutes shall be prepared for each meeting of the Committee, which minutes shall be submitted to the Committee for approval at a later meeting. The minutes of all meetings of the Committee shall be sent to all Board members and the Secretary of the Company for filing.

IV.    GOALS AND RESPONSIBILITIES

       The   Audit   Committee   shall   have  the   following   authority   and
responsibilities:

1. To review with management and the independent auditor the annual audited financial statements and quarterly financial statements, including matters required to be reviewed under applicable legal requirements and regulatory requirements of the American Stock Exchange and the Securities and Exchange Commission.

2. To discuss with management and the independent auditor, as appropriate, earnings press releases and financial information provided to analysts and to rating agencies. However, it is the policy of the Company not to give guidance to analysts.

3. To recommend, for stockholder approval, the independent auditor to examine the Company's accounts, controls and financial statements. The Committee shall have the sole authority and responsibility to select, evaluate and, if necessary, replace the independent auditor. The Committee shall have the sole authority to approve all audit engagement fees and terms, and the

       Committee, or a member of the Committee, must pre-approve any non-audit services provided to the Company by the Company's independent auditor, and related fees.

4. To discuss with management and the independent auditor, as appropriate, any audit problems or difficulties and management's response, and the Company's risk assessment and risk management policies, including the Company's major financial risk exposure and steps taken by management to monitor and mitigate such exposure.

5. To review the Company's financial reporting and accounting standards and principles, significant changes in such standards or principles, or in their application, and the key accounting estimates affecting the Company's financial statements, including alternatives to, and the rationale for, the decisions made.

6. To review and approve the internal audit functions, including: (i) purpose, authority and organizational reporting lines; and (ii) annual audit plan, budget, and internal and external staffing, if used.

7. To review with the Chief Executive Officer and the Chief Financial Officer, the internal audit staff, and the outside internal auditing company, if one is retained, the Company's internal system of accounting and financial controls, and the results of internal audits.

8. To obtain and review at least annually a formal written report from the independent auditor delineating: the auditing firm's internal quality-control procedures; any material issues raised within the preceding five years by the auditing firm's internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm. The Committee will also review steps taken by the auditing firm to address any findings in any of the foregoing reviews. Also, in order to assess auditor independence, the Committee will review at least annually all relationships between the independent auditor and the Company.

9. To prepare and publish an annual committee report in the Company's Proxy Statement.

10. To set policies for the hiring of employees or former employees of the Company's independent auditor.

11. To review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct as required in the policies of the Company. This should include regular reviews of the compliance processes in general. In connection with these reviews, the Committee will meet, as it deems appropriate, with the General Counsel and other Company officers or employees.

12. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company regarding questionable accounting or auditing matters.

13. The Committee shall meet separately at least annually with (i) management, (ii) the corporate audit staff (iii) the outside internal auditing company, if one is retained, and (iv) the Company's independent auditors.

V.     COMMITTEE RESOURCES

       The Committee shall have authority to retain such counsel, experts and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

VI.    PERFORMANCE EVALUATION

       The Committee shall report its recommendations to the Board after each Committee meeting and shall conduct and present to the Board an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

VII.   DISCLOSURE OF CHARTER

       The Committee will cause the Company to (i) maintain on its website copies of this Charter and the Audit Committee's Key Practices (ii) indicate in its annual report that such information is available on the Company's website or in printed form upon request, and (iii) include this Charter in public filings that may require such inclusion.

                       ANNUAL MEETING OF STOCKHOLDERS OF
                          DREW INDUSTRIES INCORPORATED

                                  MAY 21, 2003


                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.


             \/ PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED. \/

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AUTHORITY TO VOTE FOR ALL NOMINEES
 AND FOR PROPOSITION "2". PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
     ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
--------------------------------------------------------------------------------

1.  To elect a board of seven directors.

                                NOMINEES:

[_] FOR ALL NOMINEES            o Edward W. Rose, III
                                o Leigh J. Abrams
[_] WITHHOLD AUTHORITY          o David L. Webster
    FOR ALL NOMINEES            o L. Douglas Lippert
                                o James F. Gero
[_] FOR ALL EXCEPT              o Gene H. Bishop
    (See instructions below)    o Frederick B. Hegi, Jr.


2.  TO RATIFY THE APPOINTMENT OF KPMG LLP         FOR     AGAINST   ABSTAIN
    AS INDEPENDENT AUDITORS.                      [_]       [_]       [_]

INSTRUCTION:  To withhold authority to vote for any individual nominee(s),  mark
              "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:
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--------------------------------------------------------------------------------
To change the address on your account,  please check the box at right and
indicate  your new address in the address  space above.  Please note that    [_]
changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------


                            PLEASE CHECK IF YOU PLAN
                               TO ATTEND THE MEETING [_]


Signature of Stockholder ________________________________________ Date:_________

Signature of Stockholder ________________________________________ Date:_________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                          DREW INDUSTRIES INCORPORATED

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 21, 2003

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any proxy heretofore given, hereby appoints LEIGH J. ABRAMS and FREDRIC M. ZINN, or either of them, proxies of the undersigned, with full power of substitution, with respect to all the shares of the Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Drew Industries Incorporated, to be held at The Crescent Club, 17th Floor, 200 Crescent Court, Dallas, Texas 75201 on May 21, 2003 at 9:00 A.M., and at any adjournment or postponement thereof, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, and in their discretion on any other matters that may properly come before the meeting or any adjournment or postponement thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                                                                           14475